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                                                                    EXHIBIT 10.3
                                                                    ------------



                       FORM OF C TERM NOTE-FLOATING RATE
                       ---------------------------------

$________                                                    New York, New York
                                                             __________ __, ____

       FOR VALUE RECEIVED, MJD COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ________________ (the "Lender"), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at 130 Liberty Street, New York, New York 10006, on the C Maturity Date (as defined in the Agreement) the principal sum of ___________ DOLLARS ($________) or, if less, the then unpaid principal amount of all C Term Loans-Floating Rate (as defined in the Agreement referred to below) made by the Lender pursuant to the Agreement.

       The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

       This Note is one of the C Term Notes-Floating Rate referred to in the Credit Agreement, dated as of March 30, 1998, among the Borrower, the lenders from time to time party thereto (including the Lender), NationsBank of Texas, N.A., as Syndication Agent, and Bankers Trust Company, as Administrative Agent (as amended, amended and restated, modified or supplemented from time to time, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured pursuant to the Pledge Agreement (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the C Maturity Date in whole or in part.

       In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

       The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.
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                                                                     EXHIBIT B-2
                                                                          Page 2

       THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


                                           MJD COMMUNICATIONS, INC.



                                           By______________________________
                                             Name:
                                             Title: